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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report - June 15, 1999
                        ---------------------------------
                        (Date of earliest event reported)


                               MEDIQ Incorporated
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             (Exact name of registrant as specified in its charter)



            Delaware                      1-8147                  51-0219413
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(State or other jurisdiction of        (Commission              (IRS employer
 incorporation or organization)         file Number)         identification no.)


                      One MEDIQ Plaza, Pennsauken, NJ 08110
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                    (Address of principal executive offices)

                                 (609) 662-3200
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                                Telephone number


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Item 2. Acquisition of Business

On June 15, 1999, MEDIQ Incorporated ("the Company"), through its wholly owned subsidiary MEDIQ/PRN Life Support Services, Inc. ("MEDIQ/PRN"), acquired all of the issued and outstanding common stock of HTD Corporation ("HTD") pursuant to an Agreement and Plan of Merger ("Agreement") dated June 14, 1999. Total consideration paid by the Company was approximately $59.7 million, comprising $49.7 million in cash and $10 million aggregate value of capital stock of the Company. The Company's capital stock issued consisted of 44,225 shares of Common Stock, 513,548 shares of Series A 13.0% Cumulative Compounding Preferred Stock, 143,303 shares of Series B 13.25% Cumulative Compounding Perpetual Preferred Stock and 264,438 shares of Series C 13.5% Cumulative Compounding Preferred Stock. Funding of the cash consideration was provided by MEDIQ/PRN's acquisition and revolving credit facilities under its existing credit agreement with a syndicate of banks led by Banque Nationale de Paris and working capital. Under the terms of the Agreement, the aggregate purchase consideration paid by the Company is subject to reduction based upon certain equipment values determinable within 30 days from the date of acquisition. The Agreement also contains customary representations, warranties, covenants and indemnity provisions. Following the acquisition, HTD was merged into MEDIQ/PRN. For accounting purposes, the acquisition was effective May 28, 1999.

HTD specialized in sales of disposable products, rentals of moveable medical equipment and biomedical repair services to the acute care, alternate care and home care marketplace. Contemporaneously with the Company's acquisition of HTD, HTD sold to PrimeSource Surgical, Inc. all of the issued and outstanding common stock of its subsidiaries that specialize in the acute care distribution business

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Rule 3.05 of Regulation S-X are not included herein. These financial statements will be filed in an amendment to this Form 8-K on or before August 30, 1999.

(b) Pro Forma Financial Information

The pro forma financial information required by Article 11 of Regulation S-X is not included herein. This information will be filed in an amendment to this Form 8-K on or before August 30, 1999.


(c) Exhibits

    Exhibit 2    - Agreement and Plan of Merger dated June 14, 1999
                   (Incorporated herein by reference to Exhibit 2 of the Current Report on Form 8-K of MEDIQ/PRN Life Support Services, Inc. filed June 28, 1999.)

    Exhibit 99.1 - Press Release dated June 15, 1999
                   (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K of MEDIQ/PRN Life Support Services, Inc. filed June 28, 1999.)


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                               MEDIQ Incorporated


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         MEDIQ Incorporated
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                                            (Registrant)


June 28, 1999                            /s/ Jay M. Kaplan
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    (Date)                               Jay M. Kaplan
                                         Senior Vice President-Finance,
                                         Treasurer and Chief Financial Officer


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